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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

  Tax Exempt Securities Trust, National Trust 288 (Insured), California Trust 190, Florida Trust 109 and New Jersey Trust 154:

   We consent to the use of our report dated December 12, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                 /s/ KPMG LLP


New York, New York
December 12, 2001